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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 27, 2000



                              APPLIED POWER INC.
            (Exact name of Registrant as specified in its charter)

          Wisconsin                      1-11288                 39-0168610
(State or other jurisdiction         (Commission File        (I.R.S. Employer
       of incorporation)                 Number)             Identification No.)


                       N22 W23685 Ridgeview Parkway West
                        Waukesha, Wisconsin 53188-1013

          Mailing address:  P.O. Box 325, Milwaukee, Wisconsin 53201
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code:(414) 783-9420
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Item 5. Other Events.

          On January 27, 2000, the Board of Directors of Applied Power Inc. (the "Company") approved in principle the proposed spin-off of the Company's electronic business. The Company's Board of Directors has directed management to proceed with plans for the proposed spin-off and it is currently anticipated that the spin-off will occur prior to the Company's fiscal year end. Full details of the spin-off remain to be worked out.

     A copy of the press release announcing the plans for the spin-off is filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

          See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        APPLIED POWER INC.



Date: February ___, 2000                By:  /s/ Robert C. Arzbaecher
                                             --------------------------
                                                 Robert C. Arzbaecher
                                                 Senior Vice President
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                              APPLIED POWER INC.
                              (the "Registrant")
                         (Commission File No. 1-11288)

                                 EXHIBIT INDEX
                                      to
                            FORM 8-K CURRENT REPORT
                            Dated January 27, 2000



Exhibit                                                 Filed
Number              Description                        Herewith
------              -----------                        --------

 99.1               Press Release                         X
                    dated January 27, 2000